UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2022

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Church Street, Suite 1400
Nashville, Tennessee 37219
(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 20, 2022, Change Healthcare Inc. (the “Company” or “Change Healthcare”) issued a press release announcing that on September 19, 2022, the U.S. District Court for the District of Columbia issued an opinion and final appealable order denying the request made by the U.S. Department of Justice and the States of New York and Minnesota for the Court to enjoin UnitedHealth Group Incorporated (NYSE: UNH) (“UnitedHealth Group”) from acquiring Change Healthcare pursuant to the proposed merger (the “Merger”) between the Company and a wholly owned subsidiary of UnitedHealth Group, which will result in the combination of the Company and Optum Insight, a part of UnitedHealth Group. The opinion and final appealable order also require UnitedHealth Group and the Company to divest ClaimsXten to TPG Capital as proposed by UnitedHealth Group and the Company.

Furthermore, the press release announced that on September 20, 2022, the Company declared a one-time special dividend of $2.00 in cash per each issued and outstanding share of common stock of the Company. The special dividend will be paid to stockholders of record of the Company’s common stock as of immediately prior to the effective time of the Merger which pursuant to Nasdaq requirements will occur no less than ten (10) days from the declaration date, subject to the satisfaction of closing conditions. The special dividend will be payable on or about the first business day following the closing of the Merger.

A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this report that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger, the one-time cash dividend, and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this current report on Form 8-K or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” For a discussion of these risks and uncertainties, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 26, 2022 as such factors may be updated from time to time in our periodic filings with the SEC. The Company’s forward-looking statements speak only as of the date of this report or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this report to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release of Change Healthcare, dated September 20, 2022, relating to the opinion and cash dividend.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
Name:	Loretta A. Cecil
Title:	Executive Vice President, General Counsel

Date: September 21, 2022